UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 __________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2009

AMERICAN COMMUNITY PROPERTIES TRUST
 (Exact name of Registrant as specified in its charter)

__________________

Maryland	1-14369	52-2058165
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Smallwood Village Center
St. Charles, Maryland 20602
(Address of principal executive offices) (Zip code)

(301) 843-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

                On or about December 1, 2009, American Community Properties Trust (“ACPT”) mailed a definitive proxy statement relating to a special meeting of shareholders of ACPT to be held at the Regency Furniture Stadium, Legends Club Room, 11765 St. Linus Drive, Waldorf, Maryland, on December 22, 2009, beginning at 10:00 a.m., local time.  Shareholders of record as of November 27, 2009, will be permitted to vote at the meeting.  At the special meeting, ACPT shareholders will be asked to consider and vote upon, among other things, a proposal to adopt an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 25, 2009, by and among FCP Fund I, L.P. (“FCP”), FCP/ACPT Acquisition Company, Inc. and ACPT, as it may be amended from time to time. If the merger described in the Merger Agreement is completed (the “Merger”), ACPT will become a wholly-owned subsidiary of FCP, and ACPT shareholders will be entitled to receive $7.75 in cash for each ACPT common share that they own.

As disclosed in the definitive proxy statement, Pennsylvania Avenue Funds, a purported ACPT shareholder, filed a putative class action lawsuit in the Circuit Court for Charles County, Maryland (the “Court”) on October 2, 2009 purporting to challenge the Merger. The complaint alleged that ACPT’s trustees breached their fiduciary duties in connection with the Merger.  The complaint further alleged that FCP aided and abetted those breaches of fiduciary duties.  The complaint sought, among other things, an order enjoining consummation of the Merger and an award of attorney’s fees.

As disclosed in the definitive proxy statement, Joseph M. Sullivan, a purported ACPT shareholder, filed a putative class action lawsuit in the Court on October 23, 2009 purporting to challenge the Merger. The complaint alleged that ACPT’s trustees breached their fiduciary duties in connection with the Merger.  The complaint further alleged that FCP aided and abetted those breaches of fiduciary duties.  The complaint sought, among other things, an order enjoining consummation of the Merger and an award of attorney’s fees.

On November 18, 2009, the plaintiffs filed in each action a consolidated compliant.  The consolidated complaint named the same defendants named in the two initial complaints and asserted the same claims for breach of fiduciary duties.  The consolidated complaint alleged further that the defendants breached fiduciary duties in connection with the disclosures contained in the Company’s preliminary proxy statement.  On December 2, 2009, the Court entered an order consolidating the two actions (the “Action”).

ACPT, the other defendants and the plaintiffs entered into a memorandum of understanding dated as of December 10, 2009, regarding the settlement of the Action described above. In connection with the settlement, the parties agreed that ACPT would make certain additional disclosures to its shareholders beyond the information provided in the definitive proxy statement.  Those additional disclosures are set forth below. The memorandum of understanding contemplates that the parties will enter into a stipulation of settlement, which stipulation will be subject to customary conditions, including court approval. If the court approves the settlement, the settlement will resolve all of the claims that were or could have been brought in the actions being settled, including all claims relating to the Merger, the Merger Agreement and any disclosure made in connection therewith. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will petition the court for an award of attorneys’ fees and expenses not to exceed $295,000, and that ACPT and the other defendants will not oppose an award up to that amount.

ACPT and the other defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the lawsuits described above, including that they have committed any violations of law or breach of fiduciary duty, that they have acted improperly in any way, or that they have any liability or owe any damages of any kind to the plaintiffs or to the purported class, and specifically deny that any further supplemental disclosure is required under any applicable rule, statute, regulation or law or that the ACPT directors failed to maximize stockholder value by entering into the Merger Agreement with FCP. The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. However, to avoid the risk of delaying or otherwise imperiling the Merger, and to provide additional information to ACPT’s shareholders at a time and in a manner that would not cause any delay of the Merger, ACPT and its directors agreed to the settlement described above. The parties considered it desirable that the action be settled to avoid the substantial burden, expense, risk, inconvenience and distraction of continued litigation and to fully and finally resolve the matter.

ADDITIONAL DISCLOSURES REQUIRED BY THE SETTLEMENT

Additional Disclosure Regarding the Background of the Merger

The following disclosure replaces the disclosure concerning the solicitation of bids by FBR in the third full paragraph on page 28 of the Definitive Proxy Statement:

“At the Special Committee’s request, representatives of FBR promptly began contacting parties to solicit their interest in acquiring the Company.  Representatives of FBR contacted 57 parties, including public and private real estate companies, institutional investors and significant minority shareholders of the Company (including Mr. Isaac), in order to determine whether they would be interested in submitting an acquisition proposal to the Company.”

Additional Disclosure Regarding the Opinion of the Special Committee’s Financial Advisor

The following disclosure replaces the disclosure under the subheading “Puerto Rico Income Producing Assets” under the heading “Asset Level Analysis” on page 35 of the Definitive Proxy Statement:

           “Puerto Rican Income Producing Assets.  FBR analyzed the Company’s Puerto Rican income producing assets based on the projected net operating income, with respect to the Escorial office building property, and future distributions of a partnership interest held by the Company expected to be generated by a capital lease held by the partnership, each as provided by management of the Company.  FBR’s analysis indicated an implied aggregate valuation reference range for the Company’s Puerto Rican income producing assets of approximately $7.174 million to $8.603 million or $1.28 to $1.53 per Common Share.”

The following disclosure replaces the disclosure under the subheading “Other Matters” under the heading “Other Considerations” on page 36 of the Definitive Proxy Statement:

“Pursuant to an engagement letter dated September 4, 2009, the Special Committee retained FBR as its financial advisor in connection with, among other things, the proposed Merger. The Special Committee engaged FBR based on FBR’s qualifications, experience and reputation as an internationally recognized investment banking and financial advisory firm. FBR will receive a fee for its services to the Special Committee of $1,250,000, which is contingent upon the consummation of the Merger, of which $300,000 in fees previously paid by the Company to FBR in connection with FBR’s prior engagement by the Company, more fully described below, and a fee of $250,000 which became payable to FBR upon the rendering of its opinion to the Special Committee, which are not contingent upon consummation of the Merger, are creditable to the extent previously paid. In addition, the Company has agreed to indemnify FBR and certain related parties for certain liabilities and other items arising out of or related to its engagement.

From time to time, FBR and its affiliates have in the past provided investment banking and other financial advice and services to the Company and certain of its affiliates, including members of the Wilson Family Shareholders and certain of their affiliates for which FBR and its affiliates have received compensation, including, during the last two years, having acted as financial advisor to the Company in connection with a potential reorganization of the Company (which we refer to as the Company Engagement) and, following the suspension and modification of that engagement, financial advisor to certain members of the Wilson Family Shareholders in connection with the potential sale of all or a material portion of the Common Shares held by the Wilson Family Shareholders (which we refer to as the Wilson Family Shareholders  Engagement). . . . The Special Committee was also aware that, prior to being engaged by the Special Committee, FBR entered into agreements with (i) certain of the Wilson Family Shareholders terminating the engagement period under the Wilson Family Shareholders Engagement and confirming that FBR would not be entitled to any fees under the terms of the Wilson Family Shareholders Engagement whether or not any sale transaction occurred after the date of such termination and (ii) the Company terminating the engagement period under the Company Engagement and confirming that FBR would not be entitled to any additional fees under the terms of the Company Engagement regardless of whether a sale transaction occurred after the date of such termination. FBR did not receive any fees for its services pursuant to the Wilson Family Shareholder Engagement.”

The following disclosure replaces the disclosure beginning on the second paragraph under the heading “Enterprise Level Selected Companies Analysis” on pages 34 and 35 of the Definitive Proxy Statement:

           “FBR identified a sufficient number of companies for purposes of its analysis but may not have included all companies that might be deemed comparable to the Company.  Estimates of 2010 EBITDA for selected companies listed below were based on publicly available research analyst estimates.  The selected multifamily real estate investment companies and their respective Enterprise Value as a multiple of 2010E EBITDA were:

Selected Companies                                                      Enterprise Value as a multiple of 2010E EBITDA

Equity Residential                                                                                                 17.1x

Apartment Investment and
  Management Company                                                                                      17.6x

UDR, Inc.                                                                                                                16.9x

Home Properties Inc.                                                                                            15.6x

Essex Property Trust, Inc.                                                                                   18.2x

BRE Properties Inc.                                                                                              17.2x

Mid-America Real Estate Corporation                                                              15.2x

Associated Estates Realty Corporation                                                            12.7x

FBR applied multiple ranges based on the selected companies analysis to corresponding financial data for the Company provided by the Company’s management.  Applying multiples of 14x to 15x to the Company’s estimated 2010 EBITDA of $15.8 million, reflecting the Company’s estimate of the Company’s proportionate interest in the estimated 2010 EBITDA of its multi-family properties, the entity level selected companies analysis indicated an implied valuation reference range per Common Share of $3.53 to $6.33, as compared to the Per Share Merger Consideration of $7.75.”

The information filed under this Form 8-K shall be deemed incorporated by reference into the definitive proxy statement.

Important Information For Investors And Shareholders

In connection with the proposed merger, ACPT has filed a definitive proxy statement with the SEC, which was mailed to the ACPT shareholders on or about December 1, 2009.  INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT ABOUT THE PROPOSED MERGER.  You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC’s website (http://www.sec.gov).  Free copies may also be obtained from ACPT by contacting Investor Relations by mail at American Community Properties Trust, 222 Smallwood Village Center, St. Charles, Maryland, 20602, or by going to ACPT’s Shareholder Information page on its corporate web site at http://www.acptrust.com/shareholder.html.

ACPT and its trustees and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of ACPT in connection with the Merger.  Information regarding the interests of these trustees and executive officers in the transaction described herein will be set forth the proxy statement described above.  Additional information regarding these trustees and executive officers is also included in ACPT’s proxy statement for its 2009 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2009.  This document is available free of charge at the SEC’s web site at www.sec.gov, and from ACPT by contacting Investor

Relations by mail at American Community Properties Trust, 222 Smallwood Village Center, St. Charles, Maryland, 20602, or by going to ACPT’s Shareholder Information page on its corporate web site at http://www.acptrust.com/shareholder.html.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding the expected benefits and closing of the proposed merger, the management of the company and the company’s expectations, beliefs and intentions.  All forward-looking statements included in this document are based on information available to ACPT on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither ACPT nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond ACPT’s control.  These factors include: failure to obtain shareholder approval of the Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. ACPT undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to ACPT’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY PROPERTIES TRUST
Date: December 11, 2009	By: /s/ Matthew M. Martin Matthew M. Martin Chief Financial Officer